Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the use of our report dated March 28, 2023, in the Annual Report on Form 10-K of PishPosh, Inc., dated March 28, 2023.

/s/ Morison Cogen LLP
March 28, 2023